Leases - Summary of Maturity of Operating Lease Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2023	¥ 758,787	$ 110,014
2024	420,328	60,942
2025	217,340	31,511
2026	77,552	11,244
2027	6,079	881
Thereafter	2,668	387
Total future lease payments	1,482,754	214,979
Less: imputed interest	(111,258)	(16,131)
Total operating lease liabilities	¥ 1,371,496	$ 198,848	¥ 2,213,590